                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 4, 2000, included in Coldwater Creek Inc.'s Form 10-K for the year ended February 26, 2000 into Coldwater Creek Inc.'s previously filed registration statement on Form S-8 (File No. 333-60099).


/s/ ARTHUR ANDERSEN

Boise, Idaho
May 26, 2000